Prospectus supplement dated May 1, 2016
to the following prospectus(es):
Retirement Ally A and Retirement Ally B prospectus dated May 1, 2003
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
1) The Treatment of Unclaimed Property section in the prospectus is deleted and replaced in its entirety with the following:
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare annuity contracts or life insurance policies to be abandoned after a period of inactivity of three to five years from the contract’s annuity commencement date or policy maturity date or the date Nationwide becomes informed that a death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the death benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract/policy owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
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2) Effective May 1, 2016, any and all references to "underlying mutual fund payments" are deleted and replaced with "underlying mutual fund service fee payments" in the prospectus and/or SAI.
3) Effective May 1, 2016, any and all references to "mutual fund payments" are deleted and replaced with "mutual fund service fee payments" in the prospectus and/or SAI.
4) The Loan Privilege section in the prospectus is amended as follows:The first paragraph of the Loan Privilege section is amended to read as follows:The loan privilege is only available for Contract Owners of Qualified Contracts and Tax Sheltered Annuities. Loans may be taken from the Contract Value after expiration of the free look period, up to the Annuitization Date. Loans are subject to the terms of the contract, the plan, and the Internal Revenue Code. Nationwide may modify the terms of a loan to comply with changes in applicable law. Loans are not available in all states.The first two paragraphs of the Minimum and Maximum Loan Amounts section are amended to read as follows:Contract Owners may borrow a minimum of $1,000, unless Nationwide is required by law to allow a lesser minimum amount. Each loan must individually satisfy the contract minimum amount. The maximum nontaxable loan amount is based on information provided by the participant or the employer. This amount may be impacted if a participant has additional loans from other plans. The total of all outstanding loans must not exceed the following limits:The first, second and third paragraphs of the How Loan Requests are Processed section are amended to read as follows:All loans are made from assets in Nationwide’s General Account. As collateral for the loan, Nationwide holds an amount equal to the loan in a collateral fixed account (which is part of Nationwide’s General Account).When a loan request is processed, Nationwide transfers Accumulation Units from the Sub-Accounts to the collateral fixed account, until the requested amount is reached. The amount deducted from the Sub-Accounts will be in the same proportion as the Sub-Account allocations, unless the Contract Owner has instructed otherwise. If there are not enough Accumulation Units available in the contract to reach the requested loan amount, Nationwide would then transfer Contract Value from the Fixed Account. Contract Value transferred from the Fixed Account to meet the requested loan amount is not subject to the Fixed Account transfer limitations otherwise applicable under the contract.If the requested loan amount is not reached based on the transfers stated above, any remaining required collateral for the loan will be transferred from the Guaranteed Term Options. Transfers from the Guaranteed Term Options may be subject to a market value adjustment.The "Loan Interest" section is hereby deleted and the following sections added:Interest ChargedNationwide charges interest on the outstanding loan balance. The applicable rate is disclosed at the time of loan application or loan issuance. Contract loan interest charges may provide revenue for risk charges and profit.Interest CreditedInterest is credited to the contract, based on the amount of the outstanding loan balance in the collateral fixed account, until the loan is repaid in full. The credited interest rate will be 2.25% less than the loan interest rate charged by Nationwide, and will be no less than the guaranteed minimum interest rate stated in the contract. The first and second paragraphs of the Loan Repayment section are amended to read as follows:Loans must be repaid in five years. However, if the loan is used to purchase the Contract Owner’s principal residence, the Contract Owner has 15 years to repay the loan. Contract Owners must identify loan repayments as loan repayments or they will be treated as purchase payments and will not reduce the outstanding loan balance. Payments must be substantially level and made at least quarterly. Over time, unpaid loan interest charges can cause the total amount of the outstanding loan balance to be significant, so it is advantageous to make a loan repayment at least quarterly. The Contract Owner should contact the Service Center to obtain loan pay-off amounts.When the Contract Owner makes a loan repayment, the amount in the collateral fixed account will be reduced by the amount of the payment that represents loan principal. Additionally, the amount of the payment that represents loan principal and credited interest will be applied to the Sub-Accounts and the Fixed Account in accordance with the allocation instructions in effect at the time the payment is received, unless the Contract Owner directs otherwise. The Grace Period and Loan Default section is deleted and replaced in its entirety with the following:If a loan payment is not made when due, interest will continue to accrue. A grace period may be available (refer to the terms of the loan agreement). During the grace period, the loan is considered outstanding, but not in default. If a loan payment is not made by the end of the applicable grace period and the Contract Owner is eligible for a distribution, the loan payment amount may be deducted from the Contract Value and applied as a loan repayment, which will be treated as an actual distribution. If the Contract Owner fails to make a full payment by the end of the applicable grace period, and is not eligible to take a distribution, the loan will default. In the year of a default, the entire outstanding loan balance, plus accrued interest, will be treated as a deemed distribution and will be taxable to the Contract Owner. This deemed distribution may also be subject to an early withdrawal tax penalty by the Internal Revenue Service. After default, the loan is still outstanding and interest will continue to accrue until the entire loan balance has
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been repaid. Additional loans are not available until all defaulted loans have been repaid.
The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective May 1, 2016, the name of the investment option(s) are updated as indicated below:
CURRENT NAME	UPDATED NAME
Federated Insurance Series – Federated Prime Money Fund II	Federated Insurance Series – Federated Government Money Fund II: Service Shares
Effective May 1, 2016, the Legal Proceedings section of the prospectus is deleted and replaced in its entirety with the following:
Legal Proceedings
Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates. These matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. Regulatory proceedings could also affect the outcome of one or more of the Company's litigation matters. Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's condensed consolidated financial position. Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's condensed consolidated financial position or results of operations in a particular quarter or annual period.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Federal Reserve Bank and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. The financial services industry has been the subject of increasing scrutiny in connection with a broad spectrum of regulatory issues; with respect to all such scrutiny directed at the Company and/or its affiliates, the Company is cooperating with regulators. The Company will cooperate with Nationwide Mutual Insurance Company (NMIC) insofar as any inquiry, examination or investigation encompasses NMIC’s operations.
On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On November 18, 2009, the plaintiffs filed a sixth amended complaint amending the list of named plaintiffs and claiming to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities
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from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks damages in an amount equivalent to some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys fees. On November 6, 2009, the Court granted the plaintiffs motion for class certification. On October 21, 2010, the District Court dismissed NFS from the lawsuit. On February 6, 2012, the Second Circuit Court of Appeals vacated the November 6, 2009 order granting class certification and remanded the case back to the District Court for further consideration. On September 6, 2013, the District Court granted the plaintiffs motion for class certification. On December 11, 2014, the plaintiffs filed a 7th Amended Complaint adding another sub class of defendants that held trust platform products. On December 11, 2014, plaintiff filed a motion for preliminary approval of settlement. On January 5, 2015, the Court signed the Order Preliminarily Approving Settlement and Approving Form and Manner of Notice. On March 31, 2015, the Court held a Fairness Hearing. On April 9, 2015, the Court entered the Final Order and Consent Judgment. The Company has paid the loss amount. In November 2015, the settlement administrator mailed settlement checks to class members.
Nationwide Investment Services Corporation
The general distributor, NISC, is not engaged in any litigation of any material nature.
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